Exhibit 10.1

September 28, 2017

VIA-EMAIL

American Realty Capital Healthcare Trust III, Inc.

405 Park Avenue, 4th Floor

New York, NY 10022

Attention: Special Committee of the Board of Directors

Re: Amendment of Letter Agreement

Dear Special Committee:

Reference is hereby made to the Letter Agreement, dated June 16, 2017 (the “Letter Agreement”), by and among American Realty Capital Healthcare Trust III Operating Partnership, L.P. (the “Operating Partnership”), American Realty Capital Healthcare III Advisors, LLC (the “Advisor”), American Realty Capital Healthcare III Properties, LLC (the “Property Manager”) and American Realty Capital Healthcare Trust III, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein have the meanings set forth the Letter Agreement.

By signing below, the Operating Partnership, the Advisor, the Property Manager and the Company hereby amend the Letter Agreement as follows:

1.	Section 3 of the Letter Agreement is hereby amended by changing (a) the reference to “72,353 Class B Units” therein to “83,018 Class B Units,” (b) the reference to “in early August for the period ending June 30, 2017” therein to “in early November for the period ending September 30, 2017,” and (c) each reference to “July 1, 2017” therein to “October 1, 2017.”

Except as specified herein, this letter of amendment shall not amend or modify the other provisions of the Letter Agreement, and such Letter Agreement, as herein amended, is hereby ratified and confirmed and shall remain in full force and effect. This letter of amendment may be executed in one of more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. This letter of amendment shall be deemed fully executed and delivered when signed by the signatories hereto and delivered via PDF.

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Please confirm your agreement with the above by countersigning this letter of amendment and returning to the undersigned.

Sincerely,

American Realty Capital Healthcare III Advisors, LLC

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

American Realty Capital Healthcare III Properties, LLC

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

AR Global Investments, LLC

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

Confirmed and Agreed (following approval and authorization by the Independent Directors of the Board of Directors) on this 28th day of September, 2017 by:

American Realty Capital Healthcare Trust III, Inc.

By:	/s/ W. Todd Jensen
Name:	W. Todd Jensen
Title:	Interim Chief Executive Officer and President

[Signature Page to Letter of Amendment to Letter Agreement]